UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end:  12/31__

Date of reporting period:  12/31/13_

Item 1. Reports to Stockholders.

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

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GLOBAL

Templeton Global Opportunities Trust

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	14	Registered Public
		Templeton Global Opportunities
						Accounting Firm	35
		Trust	3	Financial Statements	21
						Tax Information	36
		Performance Summary	8	Notes to Financial
				Statements	24	Board Members and Officers	38
		Your Fund’s Expenses	12
						Shareholder Information	43

Annual Report

Templeton Global Opportunities Trust

Your Fund’s Goal and Main Investments: Templeton Global Opportunities Trust

seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

We are pleased to bring you Templeton Global Opportunities Trust’s annual report for the fiscal year ended December 31, 2013.

Performance Overview

Templeton Global Opportunities Trust – Class A delivered a +25.75% cumulative total return for the year under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +23.44% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 17.
Annual Report | 3

Top 10 Countries
Based on Equity Securities as of 12/31/13
% of Total
Net Assets
U.S.	31.8%
China	9.0%
U.K.	8.8%
France	8.6%
South Korea	7.2%
Japan	5.2%
Germany	4.2%
Netherlands	3.5%
Switzerland	3.3%
Italy	2.7%

After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings,

4 | Annual Report

asset value and cash flow potential. We also consider a company’s price/ earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/13
% of Total
Net Assets
Pharmaceuticals	11.8%
Commercial Banks	10.5%
Oil, Gas & Consumable Fuels	7.6%
Insurance	5.6%
Wireless Telecommunication Services	4.3%
Diversified Financial Services	4.3%
Auto Components	4.0%
Semiconductors & Semiconductor
Equipment	3.7%
Software	3.5%
Biotechnology	3.4%

Manager’s Discussion

During the 12 months under review, the Fund’s performance relative to the MSCI ACWI benefited from stock selection in North America, particularly in the U.S., which more than offset the negative effect of our U.S. underweighting. An underweighting in Canada also helped relative results. Stock selection in Europe, particularly in Switzerland, the U.K. and Belgium, added to relative returns, as did an overweighting in Ireland. The Fund’s lack of exposure to Australia as well as an underweighting in the Middle East and Africa, primarily because of no exposure to South Africa, aided relative performance. Although the Fund’s Asian holdings detracted from relative performance, stock selection in India and Hong Kong contributed. On a sector basis, stock selection in the financials sector, especially in commercial banks, was a major contributor to relative returns.2 Stock selection and an overweighting in the health care sector, notably in pharmaceuticals and biotechnology, and an underweighting in the materials sector, primarily in metals and mining, also helped relative results, as did stock selection and an underweighting in consumer staples.3

Within the financials sector, key individual contributors included global financial services firm Morgan Stanley and commercial banks KBC GROEP (Belgium), Credit Agricole (France), and Lloyds Banking Group (U.K.). Morgan Stanley’s share price rose through the year as the company reported strong earnings, especially in the second and third quarters. The investment bank also announced a $500 million buyback program during the year. Within health care, biotechnology firms Gilead Sciences and Elan4 (Ireland) and pharmaceutical firms Actavis and Salix Pharmaceuticals,5 a new holding, aided relative performance. Gilead, which specializes in developing antiviral and cardiopulmonary drugs, ended clinical trials early for blood cancer drug Idealisib after positive clinical results that boosted its share price. The company also reported double-digit revenue growth each quarter and improved sales for its HIV drug Stribild, and raised its 2013 outlook. Actavis’ share

2. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.
3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.
4. Sold by period-end.
5. Not part of the index.

Annual Report | 5

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Hana Financial Group Inc.	2.2%
Commercial Banks, South Korea
Samsung Electronics Co. Ltd.	1.9%
Semiconductors & Semiconductor
Equipment, South Korea
Microsoft Corp.	1.9%
Software, U.S.
Roche Holding AG	1.7%
Pharmaceuticals, Switzerland
Sprint Corp.	1.6%
Wireless Telecommunication Services,
U.S.
Sanofi	1.5%
Pharmaceuticals, France
ING Groep NV, IDR	1.4%
Diversified Financial Services,
Netherlands
Pfizer Inc.	1.4%
Pharmaceuticals, U.S.
Aviva PLC	1.3%
Insurance, U.K.
Amgen Inc.	1.3%
Biotechnology, U.S.

price rose after the company announced a merger with specialty drug maker Warner Chilcott and raised its 2013 earnings outlook. Revenue grew for gastrointestinal drug developer Salix and investors anticipated its acquisition of biotechnology firm Santarus, completed just after the period. In other sectors, wireless telecommunications company Sprint and truck and bus manufacturer Navistar International5 were strong performers.

In contrast, stock selection and an overweighting in Asia detracted from the Fund’s relative performance. Stock selection and overweighting in China and Taiwan, overweighting in South Korea and stock selection and an underweighting in Japan hurt relative results. Although the Fund’s European holdings contributed to relative performance, stock selection in Germany and an overweighting in Turkey hindered results. An overweighting in Brazil also weighed on performance. On a sector basis, stock selection in the consumer discretionary sector, especially in auto components, detracted from relative performance.6 Stock selection in industrials, primarily in electrical equipment, hindered results, as did information technology, notably in semiconductors and electronic equipment.7

In the consumer discretionary sector, Japanese auto maker Nissan Motor’s stock price declined after the company lowered its full-year fiscal earnings guidance given sluggish market conditions in Europe, volatile demand in key emerging markets and higher-than-expected product recall expenses. Within industrials, Chinese electrical equipment companies Shanghai Electric Group and Dongfang Electric4 also detracted from results. Lower profit margins and intensifying competition in the power equipment industry weighed on Dongfang’s share performance. In the information technology sector, South Korean electronic products manufacturer Samsung Electronics hindered results as its stock price declined based on concerns about slower growth of its flagship smartphone. The company’s shares were also pressured by lower-than-expected second-quarter earnings. In energy, oil and natural gas companies Petroleo Brasileiro (Brazil) and CNOOC (China) suffered from oil price fluctuations stemming from Middle East political tensions. China Coal Energy4 also detracted from performance. In other sectors, Canadian fertilizer maker Potash Corp. of Saskatchewan,4 Brazilian metals and mining company Vale and

6. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.
7. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI. The information technology sector comprises communications equipment;
computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

6 | Annual Report

telecommunications providers Turkcell Iletisim Hizmetleri (Turkey) and China Telecom also detracted from relative performance.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

Alan Chua, CFA
Portfolio Manager
Templeton Global Opportunities Trust

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price Information

Class A (Symbol: TEGOX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	4.60	$23.32	$18.72
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2074
Class C (Symbol: TEGPX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	4.45	$22.85	$18.40
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1070
Advisor Class (Symbol: n/a)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	4.60	$23.30	$18.70
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2731

8 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.75%	+	93.49%	+	119.18%
Average Annual Total Return[2]		+	18.54%	+	12.77%	+	7.53%
Value of $10,000 Investment[3]			$11,854		$18,236		$20,661
Total Annual Operating Expenses[4]	1.35%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.83%	+	86.33%	+	103.41%
Average Annual Total Return[2]		+	23.83%	+	13.25%	+	7.36%
Value of $10,000 Investment[3]			$12,383		$18,633		$20,341
Total Annual Operating Expenses[4]	2.10%
Advisor Class[5]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	26.14%	+	95.86%	+	121.85%
Average Annual Total Return[2]		+	26.14%	+	14.39%	+	8.29%
Value of $10,000 Investment[3]			$12,614		$19,586		$22,185
Total Annual Operating Expenses[4]	1.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after
5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since
5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+94.66% and +15.34%.
6. Source: © 2014 Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,195.00	$7.25
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
Class C
Actual	$1,000	$1,190.10	$11.37
Hypothetical (5% return before expenses)	$1,000	$1,014.82	$10.46
Advisor Class
Actual	$1,000	$1,196.80	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.31%; C: 2.06%; and Advisor: 1.06%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 13

Templeton Global Opportunities Trust

Financial Highlights

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.72	$15.57	$17.72	$17.09	$12.94
Income from investment operations[a]:
Net investment income[b]	0.22	0.27	0.28	0.20	0.18
Net realized and unrealized gains (losses)	4.59	3.19	(2.14)	0.68	4.17
Total from investment operations	4.81	3.46	(1.86)	0.88	4.35
Less distributions from net investment income	(0.21)	(0.31)	(0.29)	(0.25)	(0.20)
Net asset value, end of year	$23.32	$18.72	$15.57	$17.72	$17.09

Total return[c]	25.75%	22.27%	(10.48)%	5.20%	33.63%

Ratios to average net assets
Expenses	1.32%	1.35%	1.33%	1.34%[d]	1.37%[d]
Net investment income	1.04%	1.58%	1.61%	1.22%	1.24%

Supplemental data
Net assets, end of year (000’s)	$583,419	$625,145	$625,783	$801,797	$876,985
Portfolio turnover rate	28.17%	20.13%	27.30%	23.89%	15.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Opportunities Trust

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.40	$15.32	$17.41	$16.79	$12.74
Income from investment operations[a]:
Net investment income[b]	0.06	0.14	0.15	0.08	0.07
Net realized and unrealized gains (losses)	4.50	3.12	(2.08)	0.66	4.07
Total from investment operations	4.56	3.26	(1.93)	0.74	4.14
Less distributions from net investment income	(0.11)	(0.18)	(0.16)	(0.12)	(0.09)
Net asset value, end of year	$22.85	$18.40	$15.32	$17.41	$16.79

Total return[c]	24.83%	21.30%	(11.10)%	4.43%	32.55%

Ratios to average net assets
Expenses	2.07%	2.10%	2.08%	2.09%[d]	2.12%[d]
Net investment income	0.29%	0.83%	0.86%	0.47%	0.49%

Supplemental data
Net assets, end of year (000’s)	$39,007	$31,769	$30,862	$39,363	$42,976
Portfolio turnover rate	28.17%	20.13%	27.30%	23.89%	15.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Opportunities Trust

Financial Highlights (continued)

		Year Ended December 31,
Advisor Class	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.70	$15.56	$17.71	$17.07	$13.02
Income from investment operations[b]:
Net investment income[c]	0.25	0.31	0.34	0.24	0.07
Net realized and unrealized gains (losses)	4.62	3.19	(2.15)	0.70	4.21
Total from investment operations	4.87	3.50	(1.81)	0.94	4.28
Less distributions from net investment income	(0.27)	(0.36)	(0.34)	(0.30)	(0.23)
Net asset value, end of year	$23.30	$18.70	$15.56	$17.71	$17.07

Total return[d]	26.14%	22.53%	(10.22)%	5.53%	32.94%

Ratios to average net assets[e]
Expenses	1.07%	1.10%	1.08%	1.09%[f]	1.12%[f]
Net investment income	1.29%	1.83%	1.86%	1.47%	1.49%

Supplemental data
Net assets, end of year (000’s)	$10,679	$6,726	$6,144	$5,873	$2,750
Portfolio turnover rate	28.17%	20.13%	27.30%	23.89%	15.29%

aFor the period May 1, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Opportunities Trust

Statement of Investments, December 31, 2013

	Industry	Shares	Value
Common Stocks 96.2%
Belgium 0.8%
KBC GROEP NV	Commercial Banks	92,460	$5,246,121
Brazil 1.7%
Embraer SA, ADR	Aerospace & Defense	169,401	5,451,324
Petroleo Brasileiro SA, ADR	Oil, Gas & Consumable Fuels	370,954	5,111,746
			10,563,070
Canada 0.5%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	294,060	3,419,141
China 8.3%
China Life Insurance Co. Ltd., H	Insurance	2,213,000	6,920,664
China Mobile Ltd.	Wireless Telecommunication Services	406,400	4,205,846
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	13,599,610	6,874,912
CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,931,000	5,450,491
Digital China Holdings Ltd.	Electronic Equipment, Instruments &
	Components	6,253,000	7,370,369
Kunlun Energy Company Ltd.	Oil, Gas & Consumable Fuels	1,842,000	3,244,852
Shanghai Electric Group Co. Ltd., H	Electrical Equipment	5,626,080	2,031,508
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	2,181,600	5,334,185
Springland International Holdings Ltd.	Multiline Retail	8,423,000	4,334,054
Weichai Power Co. Ltd., H	Machinery	1,680,900	6,806,536
			52,573,417
Denmark 0.9%
H. Lundbeck AS	Pharmaceuticals	227,410	5,744,371
France 8.6%
Alstom SA	Electrical Equipment	128,510	4,679,866
AXA SA	Insurance	222,604	6,188,136
BNP Paribas SA	Commercial Banks	106,923	8,331,661
Cie Generale des Etablissements Michelin, B	Auto Components	51,952	5,520,283
[a]Credit Agricole SA	Commercial Banks	615,442	7,877,059
Sanofi	Pharmaceuticals	89,544	9,498,698
Total SA, B	Oil, Gas & Consumable Fuels	115,778	7,091,520
Vivendi SA	Diversified Telecommunication Services	193,074	5,087,056
			54,274,279
Germany 4.2%
[a]Commerzbank AG	Commercial Banks	255,990	4,123,257
[a]Deutsche Lufthansa AG	Airlines	206,560	4,381,181
HeidelbergCement AG	Construction Materials	40,790	3,094,281
Merck KGaA	Pharmaceuticals	21,280	3,812,501
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	21,170	4,663,461
SAP AG	Software	35,650	3,055,469
Siemens AG, ADR	Industrial Conglomerates	25,262	3,499,040
			26,629,190
Hong Kong 1.0%
NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	8,016,000	6,543,589

Annual Report | 17

Templeton Global Opportunities Trust

Statement of Investments, December 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
India 1.8%
Biocon Ltd.	Biotechnology	634,420	$4,740,197
Oberoi Realty Ltd.	Real Estate Management & Development	1,095,418	4,134,388
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	319,800	2,451,507
			11,326,092
Ireland 1.0%
CRH PLC	Construction Materials	259,604	6,534,661
Israel 0.9%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	139,068	5,573,845
Italy 2.7%
Eni SpA	Oil, Gas & Consumable Fuels	200,600	4,825,933
Intesa Sanpaolo SpA	Commercial Banks	1,704,225	4,205,425
UniCredit SpA	Commercial Banks	1,053,292	7,794,561
			16,825,919
Japan 5.2%
ITOCHU Corp.	Trading Companies & Distributors	428,780	5,289,508
Keihin Corp.	Auto Components	501,500	7,763,011
Nissan Motor Co. Ltd.	Automobiles	512,520	4,302,637
NKSJ Holdings Inc.	Insurance	200,600	5,570,317
Tsugami Corp.	Machinery	857,000	5,127,351
Unipres Corp.	Auto Components	255,900	4,792,353
			32,845,177
Netherlands 3.5%
Akzo Nobel NV	Chemicals	93,567	7,251,037
[a]ING Groep NV, IDR	Diversified Financial Services	652,510	9,065,027
TNT Express NV	Air Freight & Logistics	653,204	6,062,957
			22,379,021
South Korea 7.2%
Hana Financial Group Inc.	Commercial Banks	341,497	14,200,401
Hyundai Mobis	Auto Components	25,207	7,007,748
KB Financial Group Inc.	Commercial Banks	167,660	6,709,735
POSCO	Metals & Mining	18,665	5,772,452
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	9,093	11,817,089
			45,507,425
Spain 1.6%
Repsol SA	Oil, Gas & Consumable Fuels	188,543	4,751,125
Telefonica SA	Diversified Telecommunication Services	316,351	5,149,891
			9,901,016
Switzerland 3.3%
Credit Suisse Group AG	Capital Markets	212,180	6,486,350
Roche Holding AG	Pharmaceuticals	38,780	10,833,447
Swiss Re AG	Insurance	36,338	3,342,338
			20,662,135

18 | Annual Report

Templeton Global Opportunities Trust

Statement of Investments, December 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
Taiwan 1.6%
Siliconware Precision Industries Co., ADR	Semiconductors & Semiconductor Equipment	662,569	$3,962,163
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	882,640	3,121,483
Tripod Technology Corp.	Electronic Equipment, Instruments &
	Components	1,743,000	3,120,064
			10,203,710
Turkey 0.8%
[a]Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	379,537	5,066,819
United Kingdom 8.8%
Aviva PLC	Insurance	1,142,636	8,507,787
BAE Systems PLC	Aerospace & Defense	359,875	2,590,749
BP PLC	Oil, Gas & Consumable Fuels	549,054	4,438,155
Carillion PLC	Construction & Engineering	288,668	1,579,330
GlaxoSmithKline PLC	Pharmaceuticals	292,984	7,819,441
Kingfisher PLC	Specialty Retail	874,904	5,571,906
[a]Lloyds Banking Group PLC	Commercial Banks	3,690,030	4,812,794
Marks & Spencer Group PLC	Multiline Retail	715,288	5,126,280
Serco Group PLC	Commercial Services & Supplies	11,865	98,354
Tesco PLC	Food & Staples Retailing	1,242,900	6,882,861
Vodafone Group PLC	Wireless Telecommunication Services	2,105,569	8,265,885
			55,693,542
United States 31.8%
[a]Actavis PLC	Pharmaceuticals	31,100	5,224,800
American Express Co.	Consumer Finance	52,820	4,792,359
Amgen Inc.	Biotechnology	73,220	8,358,795
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	271,960	4,810,972
Baker Hughes Inc.	Energy Equipment & Services	113,330	6,262,616
The Bank of New York Mellon Corp.	Capital Markets	123,860	4,327,668
[a]Brocade Communications Systems Inc.	Communications Equipment	355,760	3,155,591
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	130,210	3,533,899
Cisco Systems Inc.	Communications Equipment	228,920	5,139,254
Citigroup Inc.	Diversified Financial Services	156,420	8,151,046
Comcast Corp., A	Media	105,290	5,471,395
Comcast Corp., Special A	Media	11,420	569,630
CVS Caremark Corp.	Food & Staples Retailing	84,410	6,041,224
[a]Foster Wheeler AG	Construction & Engineering	143,740	4,746,295
[a]Gilead Sciences Inc.	Biotechnology	107,930	8,110,940
Halliburton Co.	Energy Equipment & Services	113,950	5,782,963
Hewlett-Packard Co.	Computers & Peripherals	152,010	4,253,240
JPMorgan Chase & Co.	Diversified Financial Services	82,320	4,814,074
LyondellBasell Industries NV, A	Chemicals	46,330	3,719,372
Macy’s Inc.	Multiline Retail	131,320	7,012,488
Medtronic Inc.	Health Care Equipment & Supplies	118,900	6,823,671
Merck & Co. Inc.	Pharmaceuticals	138,100	6,911,905
Microsoft Corp.	Software	314,540	11,773,232
Morgan Stanley	Capital Markets	249,880	7,836,237
[a]Navistar International Corp.	Machinery	190,890	7,290,089

Annual Report | 19

Templeton Global Opportunities Trust

Statement of Investments, December 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Noble Corp. PLC	Energy Equipment & Services	121,930	$4,568,717
Oracle Corp.	Software	84,830	3,245,596
Perrigo Co., PLC	Pharmaceuticals	18,779	2,881,764
Pfizer Inc.	Pharmaceuticals	279,724	8,567,946
[a]Salix Pharmaceuticals Ltd.	Pharmaceuticals	57,130	5,138,272
[a]Sprint Corp.	Wireless Telecommunication Services	924,640	9,939,880
SunTrust Banks Inc.	Commercial Banks	93,270	3,433,269
Symantec Corp.	Software	172,080	4,057,646
Target Corp.	Multiline Retail	64,280	4,066,996
Time Warner Cable Inc.	Media	41,680	5,647,640
Twenty-First Century Fox Inc., A	Media	140,240	4,933,643
			201,395,124
Total Common Stocks
(Cost $440,357,747)			608,907,664
Preferred Stocks (Cost $3,984,896) 0.4%
Brazil 0.4%
Vale SA, ADR, pfd., A	Metals & Mining	178,266	2,497,507
Non-Registered Mutual Funds
(Cost $4,151,700) 0.7%
China 0.7%
[a,b,c]Templeton China Opportunities Fund, Ltd., Reg D	Diversified Financial Services	415,426	4,877,104
Total Investments (Cost $448,494,343)
97.3%			616,282,275
Other Assets, less Liabilities 2.7%			16,822,715
Net Assets 100.0%			$633,104,990

See Abbreviations on page 34.

aNon-income producing.
bSee Note 1(d) regarding investment in Templeton China Opportunities Fund, Ltd.
cSee Note 8 regarding restricted securities.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Opportunities Trust

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost	$448,494,343
Value	$616,282,275
Cash	11,250,253
Foreign currency, at value (cost $33,689)	33,689
Receivables:
Investment securities sold	7,618,674
Capital shares sold	381,175
Dividends	756,423
Other assets	7,476
Total assets	636,329,965
Liabilities:
Payables:
Investment securities purchased	325,817
Capital shares redeemed	1,315,133
Management fees	397,426
Administrative fees	74,085
Distribution fees	304,875
Transfer agent fees	165,439
Deferred tax	509,936
Accrued expenses and other liabilities	132,264
Total liabilities	3,224,975
Net assets, at value	$633,104,990
Net assets consist of:
Paid-in capital	$478,974,832
Undistributed net investment income	2,584,580
Net unrealized appreciation (depreciation)	167,299,723
Accumulated net realized gain (loss)	(15,754,145)
Net assets, at value	$633,104,990
Class A:
Net assets, at value	$583,418,940
Shares outstanding	25,021,218
Net asset value per share[a]	$23.32
Maximum offering price per share (net asset value per share ÷ 94.25%)	$24.74
Class C:
Net assets, at value	$39,007,256
Shares outstanding	1,707,317
Net asset value and maximum offering price per share[a]	$22.85
Advisor Class:
Net assets, at value	$10,678,794
Shares outstanding	458,409
Net asset value and maximum offering price per share	$23.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Opportunities Trust

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends (net of foreign taxes of $1,179,541)	$14,537,967
Interest	503
Income from securities loaned	266,341
Total investment income	14,804,811
Expenses:
Management fees (Note 3a)	4,698,960
Administrative fees (Note 3b)	875,813
Distribution fees: (Note 3c)
Class A	1,458,446
Class B	73
Class C	349,885
Transfer agent fees: (Note 3e)
Class A	689,956
Class B	9
Class C	41,348
Advisor Class	9,200
Custodian fees (Note 4)	75,712
Reports to shareholders	60,727
Registration and filing fees	76,403
Professional fees	99,302
Trustees’ fees and expenses	57,331
Other	32,133
Total expenses	8,525,298
Net investment income	6,279,513
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	52,631,823
Foreign currency transactions	(363,365)
Net realized gain (loss)	52,268,458
Net change in unrealized appreciation (depreciation) on:
Investments	85,851,365
Translation of other assets and liabilities denominated in foreign currencies	27,740
Change in deferred taxes on unrealized appreciation	(509,936)
Net change in unrealized appreciation (depreciation)	85,369,169
Net realized and unrealized gain (loss)	137,637,627
Net increase (decrease) in net assets resulting from operations	$143,917,140

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Opportunities Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$6,279,513	$10,348,365
Net realized gain (loss) from investments and foreign currency transactions	52,268,458	(14,514,946)
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	85,369,169	136,677,175
Net increase (decrease) in net assets resulting from operations	143,917,140	132,510,594
Distributions to shareholders from:
Net investment income:
Class A	(5,361,855)	(10,428,993)
Class B	—	(520)
Class C	(180,547)	(312,175)
Advisor Class	(114,531)	(129,602)
Total distributions to shareholders	(5,656,933)	(10,871,290)
Capital share transactions: (Note 2)
Class A	(170,702,006)	(115,393,412)
Class B	(87,451)	(477,825)
Class C	(346,980)	(4,780,141)
Advisor Class	2,256,385	(558,023)
Total capital share transactions	(168,880,052)	(121,209,401)
Net increase (decrease) in net assets	(30,619,845)	429,903
Net assets:
Beginning of year	663,724,835	663,294,932
End of year	$633,104,990	$663,724,835
Undistributed net investment income included in net assets:
End of year	$2,584,580	$2,462,674

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Opportunities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition

24 | Annual Report

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Annual Report | 25

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

d. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

26 | Annual Report

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 27

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	2,817,053	$58,904,354	3,336,869	$57,590,839
Shares issued in reinvestment of
distributions	183,011	4,010,400	381,925	7,064,633
Shares redeemed	(11,374,296)	(233,616,760)	(10,506,800)	(180,048,884)
Net increase (decrease)	(8,374,232)	$(170,702,006)	(6,788,006)	$(115,393,412)
Class B Shares:[a]
Shares sold	87	$1,699	836	$13,482
Shares issued in reinvestment of
distributions	—	—	25	449
Shares redeemed	(4,581)	(89,150)	(28,739)	(491,756)
Net increase (decrease)	(4,494)	$(87,451)	(27,878)	$(477,825)
Class C Shares:
Shares sold	251,200	$5,073,615	130,046	$2,191,721
Shares issued in reinvestment of
distributions	8,197	168,864	16,004	289,319
Shares redeemed	(278,521)	(5,589,459)	(434,456)	(7,261,181)
Net increase (decrease)	(19,124)	$(346,980)	(288,406)	$(4,780,141)

28 | Annual Report

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)
		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	166,304	$3,688,820	73,155	$1,273,113
Shares issued in reinvestment of
distributions	3,797	84,637	4,964	91,822
Shares redeemed	(71,338)	(1,517,072)	(113,352)	(1,922,958)
Net increase (decrease)	98,763	$2,256,385	(35,233)	$(558,023)

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Fund.

Annual Report | 29

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)i
b.	Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$45,813
CDSC retained	$1,905

30 | Annual Report

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)i
e.	Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $740,513, of which $445,843 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $12,226,739 expiring in 2018.

During the year ended December 31, 2013, the Fund utilized $52,169,539 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$5,656,933	$10,871,290

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$452,747,155

Unrealized appreciation	$182,137,025
Unrealized depreciation	(18,601,905)
Net unrealized appreciation (depreciation)	$163,535,120

Distributable earnings – undistributed ordinary income	$3,308,188

Annual Report | 31

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)i

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $173,511,381 and $339,390,909, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
415,426	Templeton China Opportunities Fund, Ltd., Reg D
	(Value is 0.77% of Net Assets)	1/27/10 - 10/09/13	$4,151,700	$4,877,104

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

32 | Annual Report

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$611,405,171	$—	$—	$611,405,171
Non-Registered Mutual Funds	—	—	4,877,104	4,877,104
Total Investments in Securities	$611,405,171	$—	$4,877,104	$616,282,275

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

Annual Report | 33

Templeton Global Opportunities Trust

Notes to Financial Statements (continued)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

IDR - International Depositary Receipt

34 | Annual Report

Templeton Global Opportunities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Opportunities Trust (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 19, 2014

Annual Report | 35

Templeton Global Opportunities Trust

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 55.79% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $12,708,064 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 20, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Qualified Dividends
Class	Per Share	Per Share	Per Share
Class A	$0.0414	$0.2193	$0.1667
Class C	$0.0414	$0.1065	$0.0811
Advisor Class	$0.0414	$0.2714	$0.2064

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

36 | Annual Report

Templeton Global Opportunities Trust

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 37

Templeton Global Opportunities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company), Allied Capital Corporation
(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1989	27	Talon Metals Corp. (mining explo-
300 S.E. 2nd Street				ration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since		products) (1994-2013), RTI
		2007		International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

38 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).
David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	141	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1989	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Annual Report | 39

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board,	Board since June
San Mateo, CA 94403-1906	Trustee and	2013, Trustee
	Vice President	since 1993 and
Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President/Director of Research, Franklin
Templeton Investment Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in
Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

40 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Annual Report | 41

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated, and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

42 | Annual Report

Templeton Global Opportunities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 43

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Annual Report and Shareholder Letter

Templeton
Global Opportunities Trust

Investment Manager
Templeton Investment Counsel, LLC

Subadvisors
Franklin Templeton Investments (Asia) Limited
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.
© 2014 Franklin Templeton Investments. All rights reserved.	415 A 02/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $41,788 for the fiscal year ended December 31, 2013 and $42,545 for the fiscal year ended December 31, 2012.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended December 31, 2013 and $2,894 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended December 31, 2013 and $4,600 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting for foreign governments and requirements on local country’s self certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $252 for the fiscal year ended December 31, 2012.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $44,069 for the fiscal year ended December 31, 2013 and $452,198 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $53,893 for the fiscal year ended December 31, 2013 and $459,944 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 27, 2014

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 27, 2014